Equipment Loan Payable	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
Equipment Loan Payable
10.	EQUIPMENT LOAN PAYABLE

As of December 31, 2018 and 2017, the Company had the following outstanding borrowing obligations:

	December 31, 2018	December 31, 2017
	(in thousands)
Silicon Valley Bank Equipment Loan Payable	$—	$178

Less: current portion	—	(178)
Long-term debt, net	$—	$—

In July 2014, the Company entered into a loan and security agreement with Silicon Valley Bank, which provided for a line of credit to finance certain equipment purchases up to an aggregate of $1.8 million through March 31, 2015. The line has been fully drawn and is payable in 36 monthly installments of principal and interest, with an annual interest rate of 2.75% plus the greater of 3.25% or the prime rate in effect at the time of each draw, as published in the Wall Street Journal. The outstanding balance on the line of credit is secured by a first priority lien over all equipment purchased using the line of credit.

In accordance with the terms of the equipment line of credit, the Company issued a warrant to Silicon Valley Bank in July 2014 to purchase 6,566 shares of our common stock at an exercise price per share of $7.99.

The equipment line of credit includes customary operating but non-financial covenants, including limitations on the Company’s ability to incur additional indebtedness, issue dividends, sell assets, engage in any business other than its current business, merge or consolidate with other entities, create liens on our assets, make investments, repurchase stock in certain instances, enter into transactions with affiliates, make payments on subordinated indebtedness and transfer or encumber any collateral securing the debt. The loan matured and was fully repaid in 2018.